EXHIBIT 4.36

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

BY AND BETWEEN

UNITED TECHNOLOGIES INTERNATIONAL CORPORATION

PRATT & WHITNEY DIVISION

AND

LATAM AIRLINES GROUP S.A.

DATED AS OF FEBRUARY 26, 2014

This document contains proprietary information of United Technologies Corporation, Pratt & Whitney Division (“Pratt & Whitney”). Pratt & Whitney offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without Pratt & Whitney’s written consent. Neither receipt nor possession of this document, from any source, constitutes Pratt & Whitney’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without Pratt & Whitney’s written consent may result in criminal and/or civil liability.

This document does not contain any technical data subject to the ITAR or the EAR.

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1. DEFINITIONS	4

2. PURCHASE OBLIGATIONS	5

3. [***]	6

4. FINANCIAL ASSISTANCE	7

5. UNIT BASE PRICES	9

6. ESCALATION	10

7. PRATT & WHITNEY NETWORK EXCLUSIVITY	11

8. GUARANTEE PLANS AND TECHNICAL SUPPORT	11

9. [***]	13

10. CERTIFICATION	13

11. [***]	13

12. [***]	13

13. POST-FMP ENGINE HEALTH MONITORING COVERAGE	13

14. TERMS AND CONDITIONS	14

15. NOTICES	15

16. SALE AND DISASSEMBLING OF ENGINES	15

17. DUPLICATION OF BENEFITS	16

18. ENTIRE AGREEMENT	16

19. PARTICIPATION OF PARTIES	16

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LIST OF APPENDICES

Appendix 1	Agreement Definitions
Appendix 2	Aircraft and Spare Engine Delivery Schedule
Appendix 3	PW1124G-JM Engine Specification
PW1127G-JM Engine Specification
PW1133G-JM Engine Specification
Appendix 4	PW1100G-JM Engine Price Escalation Formula
Appendix 5	PureSolutionSM Fleet Management Program
Appendix 6	PW1100G-JM Engine Product Support Plan
Appendix 7	Warranties and Service Policies for the PW1100G-JM Engine
Appendix 8	Spare Engine Payment Schedule
Appendix 9	Guarantee Plan Definitions and Conditions
Appendix 10	[* * *]
Appendix 11	[* * *]
Appendix 12	[* * *]
Appendix 13	[* * *]
Appendix 14	[* * *]
Appendix 15	[* * *]
Appendix 16	[* * *]
Appendix 17	[* * *]
Appendix 18	[* * *]
Appendix 19	[* * *]
Appendix 20	[* * *]
Appendix 21	[* * *]
Appendix 22	Terms and Conditions of Sale of Goods and Services

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This PurePower® PW1100G-JM ENGINE Support and Maintenance Agreement, dated as of February 26, 2014 (this “Agreement”), is entered into by and between Pratt & Whitney and LATAM.

WHEREAS:

LATAM has entered into a binding agreement with Airbus for the purchase of the forty two (42) Firm Aircraft and desires to purchase from Pratt & Whitney nine (9) Firm Spare Engines;

LATAM anticipates acquiring options from Airbus to purchase up to one hundred (100) Option Aircraft and, if it acquires such Option Aircraft and elects to have them powered by PW1100G-JM Engines, then LATAM will purchase from Pratt & Whitney up to fourteen (14) Option Spare Engines;

Pratt & Whitney desires to provide Engines, support and other assistance for such Engines to power the Firm and Option Aircraft and sell to LATAM the Firm and Option Spare Engines;

LATAM desires to have all off-wing Engine maintenance services performed exclusively by Pratt & Whitney under the FMP in order to lower LATAM’s total maintenance costs for its fleet of PW1100G-JM Engine-powered A320neo Family Aircraft;

Pratt & Whitney is willing to become LATAM’s exclusive maintenance provider for such fleet through the FMP; and

Pratt & Whitney and LATAM desire to express their complete understanding and agreement in connection with (i) LATAM’s selection of the Engines to power the forty two (42) Firm Aircraft and, (ii) (if LATAM exercises its option to acquire up to one hundred (100) Option Aircraft) LATAM’s right to select the Engines to power such Option Aircraft and (iii) LATAM’s purchase of nine (9) Firm Spare Engines and, (iv) (should LATAM select the Engines to power the Option Aircraft) LATAM’s purchase of up to fourteen (14) Option Spare Engines, and (v) the selection of the FMP for all off-wing Engine maintenance services.

NOW THEREFORE:

In consideration of the above recitals and the conditions, mutual covenants, and agreements contained in this Agreement and under the FMP, Pratt & Whitney and LATAM mutually agree as follows:

1.	DEFINITIONS

Capitalized terms not otherwise defined in this Agreement have the respective meanings in Appendix 1.

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2.	PURCHASE OBLIGATIONS

Upon mutual execution of this Agreement, the Parties agree as follows:

2.1	LATAM will place a firm purchase order with Airbus for all of the forty two (42) Firm Aircraft powered exclusively by the Engines and will take delivery of all of the Firm Aircraft pursuant to the Delivery Schedule;

2.2	Pratt & Whitney will sell, under separate agreements with Airbus, new Engines for installation on the Firm Aircraft.

2.3	LATAM will purchase and take delivery of, and Pratt & Whitney will sell and deliver to LATAM, nine (9) Firm Spare Engines pursuant to the Delivery Schedule and the other terms and conditions of this Agreement. This Agreement constitutes LATAM’s firm purchase order with Pratt & Whitney for nine (9) Firm Spare Engines scheduled for delivery pursuant to the Delivery Schedule.

2.4	Notwithstanding the foregoing, if payments made by Pratt & Whitney to LATAM pursuant to the Guarantee Plans have reached the Cumulative Guarantee Remedy Cap, then LATAM may elect to terminate this Agreement with respect to undelivered new Engines on Firm Aircraft and undelivered Firm Spare Engines, in which event such termination shall be the sole and exclusive remedy of LATAM under this Agreement and neither Party shall have any further liability to each other under this Agreement with respect to the undelivered Aircraft or Engines as a result of the termination.

2.5	Pratt & Whitney will sell, under separate agreements with Airbus, new Engines for installation on any Option Aircraft powered by new Engines for which LATAM places a firm order with Airbus.

Pratt & Whitney’s obligation to provide Engines for Option Aircraft or such additional purchased aircraft is subject to (a) LATAM providing Pratt & Whitney with written notice of LATAM’s firm order(s) of the applicable option(s) no less than fourteen (14) months before the scheduled delivery date(s), and (b) Airbus providing Pratt & Whitney purchase order(s), and (c) the Parties amending Appendix 2 to reflect the scheduled delivery dates for such Option Aircraft (and both Parties hereby undertake to execute such amendment if the conditions in (a) and (b) above are satisfied).

2.6	Pratt & Whitney’s financial assistance provided to LATAM under Article 4 for Firm Aircraft, Option Aircraft, Firm Spare Engines, and/or Option Spare Engines shall apply to those Aircraft and Spare Engines for which LATAM takes delivery pursuant to the Delivery Schedule, subject to deferral rights per Article 3.3, and, for Firm Aircraft, prior to December 31, 2023, and for Option Aircraft, prior to December 31, 2027.

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2.7	If LATAM purchases Option Aircraft powered by new Engines in addition to the Firm Aircraft, then LATAM will purchase and take delivery of, and Pratt & Whitney will sell and deliver to LATAM, the commensurate number of Option Spare Engines necessary to maintain the following Spare Engine Ratio:

2.7.1	If LATAM purchases and continues to operate 1 to 67 Aircraft: ten percent (10%)

2.7.2	If LATAM purchases and continues to operate 68 to 92 Aircraft: nine percent (9%)

2.7.3	If LATAM purchases and continues to operate 93 to 142 Aircraft: eight percent (8%)

2.8	LATAM agrees that all off-wing Engine maintenance for the Engines will be performed under the FMP, subject to Article 4.2 of Appendix 5.

2.9	LATAM agrees that receipt of benefits under this Agreement is subject to and conditioned upon LATAM performing its material obligations under the FMP.

2.10	This Agreement constitutes a legal, valid and binding contract by and between Pratt & Whitney and LATAM for the support of the Engines installed on the forty-two (42) Firm Aircraft and the purchase and sale of the nine (9) Firm Spare Engines, the support of the Engines which may be installed on the up to one hundred (100) Option Aircraft, and the up to fourteen (14) Option Spare Engines and the performance of the FMP, as each is described in this Agreement.

2.11	If LATAM elects to purchase Option Aircraft powered by the Engines and, if applicable, purchases Option Spare Engines from Pratt & Whitney in accordance with Article 2.7, then, for the purposes of this Agreement, such Aircraft and Engine purchases shall be treated as Firm Aircraft and Firm Spare Engines for all purposes of this Agreement except as otherwise expressly provided.

3.	[* * *]

3.1	[* * *]

3.2	[* * *].

3.3	[* * *].

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4.	FINANCIAL ASSISTANCE

In consideration of LATAM fulfilling its obligations under Article 2 of this Agreement, Pratt & Whitney agrees to provide LATAM with the financial assistance identified in this Article 4.

Unless otherwise specified, each credit identified in this Article 4 will be issued in accordance with the applicable terms set forth in Article 4.5.

4.1	Introductory Assistance Credit

To assist LATAM with the introduction of the Firm Aircraft into LATAM’s fleet, Pratt & Whitney will credit LATAM’s account with Pratt & Whitney in the following amounts per Firm or Option Aircraft delivery. Each Introductory Assistance Credit will escalate from [* * *] in accordance with the provisions of Article 6.

PRATT & WHITNEY INTRODUCTORY ASSISTANCE CREDITS
CREDIT TYPE	AMOUNT (JAN-13$)	WHEN ISSUED	ESCALATION

PW1124G-JM Fleet Introductory Assistance Credit	[* * *]	Each PW1124G-JM powered Firm or Option Aircraft delivery	[* * *]

PW1127G-JM Fleet Introductory Assistance Credit	[* * *]	Each PW1127G-JM powered Firm or Option Aircraft delivery	[* * *]

PW1133G-JM Fleet Introductory Assistance Credit	[* * *]	Each PW1133G-JM powered Firm or Option Aircraft delivery	[* * *]

4.2	Spare Engine Credit

To assist LATAM with spare PW1100G-JM Engine provisioning, Pratt & Whitney will credit LATAM’s account with Pratt & Whitney in the following amounts for each Firm Spare Engine and Option Spare Engine, escalated [* * *] in accordance with the provisions of Article 6.

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PRATT & WHITNEY SPARE ENGINE FINANCIAL ASSISTANCE PACKAGE
CREDIT TYPE	AMOUNT (JAN-13$)	WHEN ISSUED	ESCALATION

PW1124G-JM Spare Engine Credit	[* * *]	Each Firm or Option PW1124G-JM Spare Engine final invoice	Escalated

PW1127G-JM Spare Engine Credit	[* * *]	Each Firm or Option PW1127G-JM Spare Engine final invoice	Escalated

PW1133G-JM Spare Engine Credit	[* * *]	Each Firm or Option PW1133G-JM Spare Engine final invoice	Escalated

The Spare Engine Credits will be issued upon LATAM’s purchase of each Firm Spare Engine and Option Spare Engine and may be used, at LATAM’s option, toward the final invoice for the corresponding Spare Engine or to purchase PW1100G-JM spare parts, tooling and/or services from Pratt & Whitney.

4.3	Spare Parts and Tooling Credit

To assist LATAM with initial spare Parts provisioning, Pratt & Whitney will credit LATAM’s account with Pratt & Whitney in the fixed amount of [* * *] upon delivery of the first Firm Aircraft to LATAM. The Spare Parts and Tooling Credit is a firm, fixed amount, and not subject to escalation.

The PW1100G-JM Spare Parts and Tooling Credit will be used by LATAM to purchase PW1100G-JM initial provisioning spare parts and tooling from Pratt & Whitney. LATAM will purchase the PW1100G-JM initial provisioning spare parts and tooling by purchase order to Pratt & Whitney.

4.4	[* * *]

[* * *].

4.5	Credit Issuance and Application

Pratt & Whitney will issue all of the credits described in this Article 4 in accordance with the applicable terms set forth in this Article 4.5 except as otherwise provided in this Agreement, provided LATAM’s account with Pratt & Whitney is then-current (taking into account all permitted payment periods).

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4.5.1	Pratt & Whitney will issue all of the Introductory Assistance Credit directly to Airbus, to be applied toward payment for the corresponding Firm Aircraft and/or Option Aircraft.

4.5.2	At LATAM’s election, upon written notice from LATAM at least thirty (30) days prior to delivery of the applicable Firm Aircraft and/or Option Aircraft, Pratt & Whitney will issue all or part of the applicable Introductory Assistance Credits to LATAM within five (5) Business Days after: (a) delivery to, and acceptance by, LATAM of the applicable Firm Aircraft or Option Aircraft in accordance with this Agreement, and (b) Pratt & Whitney’s receipt of LATAM’s written notice that confirms delivery and acceptance and indicates the serial number of each applicable Engine installed on a Firm Aircraft or Option Aircraft. Credits issued by Pratt & Whitney to LATAM’s account with Pratt & Whitney will be applied toward goods and services purchased from Pratt & Whitney. Pratt & Whitney will apply any unused balance of unapplied Introductory Assistance Credit in accordance with Article 4.5.1.

4.5.3	Notwithstanding any other provision of this Agreement to the contrary, Pratt & Whitney reserves the right to apply any and all credits issuable to LATAM to any outstanding invoices or undisputed portion of such outstanding invoices issued by Pratt & Whitney and/or its subsidiaries or Affiliates to LATAM in relation to this Agreement.

4.6	LATAM will ensure LATAM’s compliance with any and all requirements (including but not limited to reporting and approval requirements) of any applicable currency control or other law, rule, or regulation relating to any credits issued under this Agreement.

4.7	[* * *]

[* * *].

5.	UNIT BASE PRICES

5.1	Engine Shipsets

The following table states the Deemed Shipset Price for Engines installed on the corresponding Aircraft model [* * *] in accordance with Article 6. The Deemed Shipset Price applies to Standard Equipment as described in the respective Engine Specification.

AIRCRAFT MODEL	ENGINE MODEL	DEEMED SHIPSET PRICE JANUARY 2013 (UNITED STATES DOLLARS)

A319neo	PW1124G-JM	[* * *]

A320neo	PW1127G-JM	[* * *]

A321neo	PW1133G-JM	[* * *]

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5.2	Spare Engine Price

The following table states the Unit Base Price for each Spare Engine, which includes the Standard Equipment and EBU 1 as described in the PW1100G-JM Engine Specifications set forth in Appendix 3.

UNIT BASE PRICE PER PW1100G-JM SPARE ENGINE JANUARY 2013 UNITED STATES DOLLARS
SPARE PW1124G-JM ENGINE	SPARE PW1127G-JM ENGINE	SPARE PW1133G-JM ENGINE
US$9,059,934	[* * *]	[* * *]

5.2.1	The Unit Base Prices for the Spare Engines are expressed in January 2013 United States Dollars and are subject to escalation in accordance with Article 6.

5.2.2	LATAM will purchase a P&W Shipping Stand and bag for each Spare Engine delivery. For those P&W Shipping Stands that LATAM purchases, Pratt & Whitney will invoice LATAM, and LATAM will pay to Pratt & Whitney, the applicable invoice prices for each Spare Engine and P&W Shipping Stands and bag in accordance with the Spare Engine Payment Schedule attached as Appendix 8.

6.	ESCALATION

The Unit Base Price, the Deemed Shipset Price, the Introductory Assistance Credits and the Spare Engine Credits will escalate in accordance with this Article 6.

6.1	The Deemed Shipset Price and Introductory Assistance Credits shall be escalated from the Base Month to the earlier of (a) [* * *] or (b) [* * *] (the “Escalated Date”).

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6.2	The Unit Base Price and the Spare Engine Credits shall be escalated from the Base Month to the actual delivery date of each Spare Engine. Unless the Parties have mutually agreed to reschedule the delivery of a Spare Engine, in the event of Pratt & Whitney’s inexcusable delay (which shall include delays due to Pratt & Whitney’s and/or its suppliers labor disputes) which causes a delay with respect to the Delivery Schedule in the delivery of a Spare Engine to LATAM that is not caused by LATAM, escalation of the Unit Base Price and the related credit for such delayed Spare Engine will not apply for the period of any such delay.

6.3	[* * *].

6.4	[* * *].

6.5	[* * *].

7.	PRATT & WHITNEY NETWORK EXCLUSIVITY

[* * *].

8.	GUARANTEE PLANS AND TECHNICAL SUPPORT

8.1	Guarantee Plans

Pratt & Whitney will provide LATAM with the Guarantee Plans. The Guarantee Plans are subject to the terms and conditions set forth in the Guarantee Plan Definitions and Conditions attached as Appendix 9. Eligibility under the Guarantee Plans is conditioned upon all Engines installed on the Firm Aircraft and all the Firm Spare Engines being maintained exclusively in the Pratt & Whitney Network.

All the provisions of the Guarantee Plans (and the Attachment to Appendix 11) shall continue to apply in relation to any Engines which may, from time to time, be operated by a LATAM Operator. For the avoidance of doubt, LATAM shall remain responsible for the performance of any obligations which it may have under the Guarantee Plans, and shall (unless otherwise informed to Pratt & Whitney in writing) remain the entitled party to the benefits conferred by the Guarantee Plans, notwithstanding any such operation of an Engine by a LATAM Operator.

8.2	PurePower PW1100G-JM Engine Product Support Plan

Pratt & Whitney will provide LATAM the benefits of the Product Support Plan.

All the provisions of the Product Support Plan shall continue to apply in relation to any Engines which may, from time to time, be operated by a LATAM Operator. For the avoidance of doubt, LATAM shall remain responsible for the performance of any obligations which it may have under the Product Support Plan, and shall (unless otherwise informed to Pratt & Whitney in writing) remain the entitled party to the benefits conferred by the Product Support Plan, notwithstanding any such operation of an Engine by a LATAM Operator.

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8.2.1	[* * *].

8.2.2	[* * *].

8.2.3	[* * *].

8.2.4	[* * *].

8.3	Warranties and Service Policies for the PW1100G-JM Engine

Pratt & Whitney will provide LATAM the benefits of the Engine Warranties and Service Policies.

All the provisions of the Engine Warranty and Service Policy shall continue to apply in relation to any Engines which may, from time to time, be operated by a LATAM Operator. For the avoidance of doubt, LATAM shall remain responsible for the performance of any obligations which it may have under the Product Support Plan, and shall (unless otherwise informed to Pratt & Whitney in writing) remain the entitled party to the benefits conferred by the Engine Warranty and Service Policy, notwithstanding any such operation of an Engine by a LATAM Operator.

8.4	On-Site Customer Service Representative

Customer support representatives who will be fully trained on all facets of Engine line maintenance are stationed around the world to assist operators with the introduction of the Engine into their fleets. Pratt & Whitney will assign a customer support representative to a location either in Sao Paulo, Brazil or Santiago, Chile (such location to be confirmed by LATAM by means of written notice not less than nine (9) months prior to such representative placement at such location), to assist LATAM in preparing for Engine operation. [* * *].

[* * *].

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9.	[* * *]

9.1	[* * *].

9.2	[* * *].

9.3	[* * *].

10.	CERTIFICATION

Pratt & Whitney agrees that it will accomplish, at no expense to LATAM, the certification of the Engine, to the extent necessary, with the following countries’ aviation regulatory authorities: Chile, Brazil, Colombia, Peru, Ecuador, Argentina, and Paraguay.

11.	[* * *]

[* * *].

12.	[* * *]

12.1	[* * *].

12.2	[* * *].

12.3	[* * *].

12.4	[* * *].

12.5	[* * *].

12.6	[* * *].

13.	POST-FMP ENGINE HEALTH MONITORING COVERAGE

Pratt & Whitney agrees that LATAM may continue to access the ADEM or equivalent portal system for each FMP Eligible Engine free of charge following the FMP Period of Cover to the extent such portal system is available to ADEM (or equivalent) customers for the sole purpose of supporting LATAM’s operation of the A320neo Family Aircraft. Such post-FMP ADEM coverage shall not include any Pratt & Whitney monitoring services related to the ADEM or equivalent portal system or data. Pratt & Whitney shall have no liability to LATAM for the ADEM system, data or software after the FMP Period of Cover, with the exception of Pratt & Whitney’s commitment to provide LATAM with access to the ADEM portal system (or equivalent portal system) for the FMP Eligible Engines that LATAM continues to operate following the FMP Period of Cover as set forth in this Article 13.

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14.	TERMS AND CONDITIONS

14.1	Terms and Conditions

The Terms and Conditions, govern all transactions under this Agreement including the FMP.

In the event of a conflict between any of the Terms and Conditions and any other provision in this Agreement, including any provision in its appendices (other than Appendix 22) and their attachments, the provision in this Agreement or its appendices and attachments shall prevail over the conflicting provision(s) of the Terms and Conditions. [* * *].

In the event of a conflict between a provision set forth in the main body of this Agreement (which for this purpose shall include Appendix 1) and a provision set forth in an appendix or attachment to this Agreement, or if a provision in the main body of this Agreement modifies a provision set forth in an appendix (other than Appendix 1) or attachment to this Agreement, the provision set forth in the main body of this Agreement shall prevail over the provision set forth in the appendix (other than Appendix 1) or attachment to this Agreement.

In the event of a conflict between any definition in Appendix 1 and any provision in the main body of this Agreement, the definition in Appendix 1 shall prevail.

14.2	Incorporation of Appendices

All appendices and attachments attached hereto and referred to in this Agreement form an integral part of this Agreement and are hereby incorporated and made a part of this Agreement for all purposes.

14.3	[* * *]

[* * *].

14.4	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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15.	NOTICES

The Parties agree that all demands, notices, and other communications under this Agreement must be in writing and will be deemed to be duly given when (i) personally delivered or (ii) when sent via email with confirmed receipt or (iii) when deposited in the United States mail, confirmation of receipt requested, first-class postage prepaid or sent by facsimile with confirmation, addressed as follows:

To Seller:    United Technologies International Corporation

  Pratt & Whitney Division

  400 Main Street, Mail Stop 132-21

  East Hartford, Connecticut 06118

  USA

  Phone:(860) 565-5852

  E-mail: gppwlegalcmonotices@pw.utc.com

  Attention: Associate Counsel and Director

Contracts Management (Commercial)

To Buyer:    LATAM AIRLINES GROUP S.A.

  Av. Presidente Riesco 5711, Piso 20, Las Condes

  Santiago Chile

  Telephone: +562 2565 3932

  Facsimile: +562 2565 3905

  Email Paulo.Rimbano@lan.com

  Attention: Engine Contracts Director

or at such other address as may hereafter be furnished in writing by either Party to the other.

16.	SALE AND DISASSEMBLING OF ENGINES

If LATAM seeks to sell (excluding the sale of an Aircraft on which an Engine is installed) to an unaffiliated third party (a “Sale”) any Engine, then, prior to consummating any such Sale, LATAM shall provide Pratt & Whitney with written notice (the “Written Notice”) of its intent to effect such a Sale. The Written Notice shall contain a summary in reasonable detail of the Engine, price, terms and conditions that purport to govern the Sale. Within five (5) Business Days (the “Notice Period”) of Pratt & Whitney’s receipt of the Written Notice, Pratt & Whitney will have the opportunity to make a bid for the purchase of such Engine(s) that are the subject of the Written Notice. If Pratt & Whitney does not make such a bid within the Notice Period (as it may be extended by mutual consent of the Parties, which consent may not be unreasonably withheld, delayed, conditioned or denied) or Pratt & Whitney´s bid is not acceptable to LATAM, then LATAM will be free to sell the subject Engine(s) to the third party. If such sale to the third party is not consummated, then LATAM shall be entitled to sell the Engine(s) to any other party without having to provide a further Written Notice to Pratt & Whitney.

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LATAM further agrees that during the FMP Period of Cover, the Engines are the for the sole purpose of supporting LATAM’s fleet operations and LATAM will not disassemble any such Engine in order to sell the parts or use them to support LATAM’s Engine fleet, unless as mutually agreed by the Parties.

17.	DUPLICATION OF BENEFITS

The FMP and Engine Warranty and Service Policy contained in this Agreement are not intended to provide duplicate benefits or remedies to LATAM by Pratt & Whitney or another source for the same event or cause. In the event that duplicate benefits or remedies are provided to LATAM, then LATAM shall be entitled, at its sole discretion, to choose one of the benefits or remedies it wishes to avail itself of.

18.	ENTIRE AGREEMENT

This Agreement, including its appendices and attachments, contains the entire understanding between the Parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications, agreements or understandings between the Parties with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same instrument. This Agreement shall not be amended or modified in any way other than by written agreement by the Parties.

19.	PARTICIPATION OF PARTIES

The Parties hereto acknowledge that this Agreement and all matters contemplated herein have been negotiated among the Parties and that the Parties have, from the commencement of negotiations to the execution hereof, participated in the drafting and preparation of this Agreement.

This Agreement is available for LATAM’s consideration until February 28, 2014. Should LATAM agree to the terms and conditions set forth in this Agreement, LATAM should so indicate by having an authorized official of LATAM sign both duplicate originals and return them to Leslie Lyte, Commercial Manager, at 400 Main Street, M/S 121-10, East Hartford, Connecticut 06118, USA, by February 28, 2014.

Upon execution, this Agreement will become a legal, valid and binding contract. After acceptance by Pratt & Whitney, Pratt & Whitney will return one (1) fully executed duplicate original Agreement to LATAM. The Parties agree that facsimile signatures will be deemed to be of the same force and effect as an original executed document. If executed by facsimile, the Parties agree to provide original signature pages upon request.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and effective as of the latest date set forth below.

LATAM AIRLINES GROUP S.A.

By

Name

Title

LATAM AIRLINES GROUP S.A.

By

Name

Title

UNITED TECHNOLOGIES INTERNATIONAL CORPORATION,

Pratt & Whitney Division

By

Name

Title

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APPENDIX 1

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

DEFINITIONS

For all purposes of this Agreement, the following capitalized terms have the meanings set forth below (and, wherever such terms are used in this Agreement the singular shall include the plural and vice versa):

“A320neo Family Aircraft” is a new aircraft sold by Airbus for commercial aviation use and designated as an A319neo, A320neo, or A321neo aircraft, each of which is capable of being powered by Pratt & Whitney’s PurePower PW1100G-JM Engines.

“Accepted Technical Data” is Pratt & Whitney data, recommendations, or information that has been provided by the Pratt & Whitney that is not “Approved Technical Data” (as defined herein). This includes but is not limited to all operator wires, special instructions, illustrated parts catalogs, and CACTUS wires.

“AD” means an Aviation Authority-issued Engine airworthiness directive.

“ADEM” means Pratt & Whitney’s Advanced Diagnostics and Engine Management service.

“Additional Equipment” is any item in the Engine Specification identified under the Additional Equipment section which is categorized as either Engine Build Up (EBU 1) which is provided by Pratt & Whitney with a Spare Engine, or Engine Build Up (EBU 2) which is provided separately by Airbus or its supplier.

“Airbus” means Airbus S.A.S.

“Aircraft” means, collectively, the Firm Aircraft and the Option Aircraft.

“Affiliate(s)” means any other person or entity that controls, is controlled by or is under common control with Pratt & Whitney (and for this purpose, the term control means the power to direct the management and policies of a person or entity (directly or indirectly), whether through ownership of voting securities, by contract.

“Alternative Climb Profile” means the climb profile equivalent to the A320ceo’s current climb profile as of the date of this Agreement.

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This document does not contain any technical data subject to the ITAR or the EAR.

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“AMM” means the published Airbus Aircraft Maintenance Manual applicable to the Aircraft.

“AOG Event” is a situation in which an Aircraft is unavailable for operational service (including any flight necessary for positioning of the Aircraft for revenue service) due to an unserviceable FMP Eligible Engine installed on such Aircraft which is incapable of continued operation after LATAM has performed reasonable on-wing Engine corrective action and no replacement engine is available.

“Approved Technical Data” is technical data that has been approved by the Aviation Authority or by a DER.

“Aviation Authority” means the FAA, EASA, or any other authorities, government departments, committees, or agencies which, under the laws of the State of Registration of the relevant Aircraft, may from time to time, have control or supervision of civil aviation in that state.

“Base Month” means January 2013.

“Beyond Economic Repair” or “BER” shall mean that the cost of the repair of a Part or Engine, exclusive of modification and transportation costs, is more than [* * *] of the Pratt & Whitney catalog list price of such Part or Engine at the time the repair is considered, or shall otherwise be reasonably determined by Pratt & Whitney.

“BFE” means “Buyer Furnished Equipment,” which is the aircraft manufacturer-supplied or buyer furnished engine-mounted accessories (typically including such items as integrated drive generator, quick accessory disconnect adapter, hydraulic pumps, shut-off valve, and pressure regulating valve).

“Build Group” means a portion of a FMP Eligible Engine that can be a non-serialized major assembly, as designated by the Air Transport Association.

“Business Day” means Monday through Friday, except for Pratt & Whitney scheduled holidays.

“Campaign Change” means a Pratt & Whitney declared program issued via an official written recommendation that requires corrective action or repetitive inspection on the worldwide PW1100G-JM fleet due to the safety, reliability, operability, and/or durability of the Engine and EBU1.

“CEMP” or “Customized Engine Maintenance Program” means the program for engine maintenance established by Pratt & Whitney for LATAM in accordance with Article [* * *] of the FMP.

“CMM” means Component Maintenance Manual.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“Commencement Date” means the date on which LATAM accepts delivery of its first PW1100G-JM Engine-powered Firm Aircraft in accordance with Appendix 2.

“Components” shall have the meaning given to it in Attachment 6 of Appendix 5.

“Critical Parts” means fan blades, high pressure turbine airfoils (blades and vanes), LLPs, FDGS, main line bearings and main cases.

[* * *].

“Deemed Shipset Price” means the respective Engine Shipset price set forth in Article 5, expressed in United States Dollars for a January 2013 delivery.

“Delivery Schedule” means the delivery schedule attached as Appendix 2, which may be modified or supplemented pursuant to the terms of this Agreement.

“DER” means an FAA Designated Engineering Representative, or the equivalent office-holder appointed by any other applicable Aviation Authority.

“EASA” means the European Aviation Safety Agency.

“EIS” means either (a) the entry into revenue service of any or all Aircraft as identified in the context of this defined term’s use, or (b) the delivery of a Spare Engine.

[* * *].

[* * *].

[* * *].

“Engine” means a Pratt & Whitney PurePower® PW1100G-JM engine as more particularly described in the Engine Specification, containing those elements in Standard Equipment and not containing any Additional Equipment (as defined in the Engine Specification), sold by Pratt & Whitney for commercial aviation use, whether installed as new equipment on the Aircraft by Airbus or delivered to LATAM from Pratt & Whitney as new for use as a spare Engine.

“Engine Build Up” or “EBU” refers to either the EBU 1 or EBU 2, as applicable, comprised of parts and hardware as each is described in the Additional Equipment section of the Engine Specification.

“Engine Escalation Formula” means the PW1100G-JM Engine Price Escalation Formula attached to this Agreement as Appendix 4.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“Engine Shipset” means two (2) new Engines delivered by Pratt & Whitney to Airbus for installation on an Aircraft.

“Engine Specification” means the applicable Engine specification number 6506 (PW1124G-JM), 6507 (PW1127G-JM), or 6508 (PW1133G-JM), current copies of which are attached as Appendix 3.

“Engine Warranty and Service Policy” means the Warranties and Service Policies for the PW1100G-JM Engine attached as Appendix 7.

“Ex works” has the meaning set forth in Incoterms 2010, as promulgated by the International Chamber of Commerce.

“Excusable Delay” has the meaning set forth in Article 10 of Appendix 22.

“External Equipment” means the (i) LRUs identified in Attachment 8 to Appendix 5, (ii) BFE, (iii) EBU 2, (iv) nacelle propulsion system components, (v) engine mounts and any related mounting hardware, (vi) wiring harnesses, plumbing, brackets, and kit and bin material associated with any such nacelle, EBU 2 and BFE components.

“Extreme Environmental Conditions” means [* * *].

“FAA” means the Federal Aviation Administration of the United States of America or any successor agency thereto.

“Failure” shall mean [* * *].

[* * *].

“Firm Aircraft”, individually or collectively, means the forty two (42) new firm-ordered PW1100G-JM engine-powered A320neo Family Aircraft identified in the Delivery Schedule as “Firm NEO Aircraft” to be delivered to LATAM pursuant to the Delivery Schedule, subject to the deferral rights set forth in Article 3.3.

“Firm Spare Engines” means the nine (9) new spare engines identified in the Delivery Schedule as “Firm PW1100G-JM Spare Engines” to be delivered to LATAM pursuant to the Delivery Schedule.

“Flight Cycle” or “EFC” shall mean for each Engine, a cycle commencing when the wheels of an aircraft on which the Engine is installed leave the ground on take-off, and ending when the wheels of such aircraft next touch the ground on landing.

“Flight Hour” or “EFH” shall mean for each Engine, the hour or part thereof (fractions thereof measured to two decimal places) elapsing from the moment the wheels of an aircraft, on which any Engine is installed, leave the ground on take-off to the moment when the wheels of such aircraft touch the ground on landing.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“FMP” or “Fleet Management Program” means the PureSolutionSM Fleet Management Program attached as Appendix 5 to this Agreement.

“FMP Eligible Engines” means the Engines installed on the Firm Aircraft and the Firm Spare Engines.

“FMP Escalation Formula” is the escalation formula used to escalate the FMP Rate as set forth in Attachment 2 to Appendix 5.

“FMP Period of Cover” has the meaning as set forth in Article 2 of Appendix 5.

“FMP Rates” has the meaning as set forth in Appendix 5, Article 3.1.

“FOD” means [* * *].

“Guarantee Plan Specific Conditions” means the operating conditions set forth in Appendix 9, Article 2.

“Guarantee Plans” means the Guarantee Plans described in Article 8.1 of this Agreement and that are set forth in Appendix 10 through Appendix 21.

“Introductory Assistance Credit” means the credit provided by Pratt & Whitney to LATAM as described in Article 4.1 of this Agreement.

“LATAM” is LATAM Airlines Group S.A.

“LATAM Operators” means: (a) a Subsidiary of LATAM; or (b) an Affiliate of LATAM. For the purposes of this definition, the following definitions shall apply:

“Affiliate of LATAM” means any other Person directly or indirectly Controlling, Controlled by or under common Control with LATAM;

“Control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of more than twenty five percent (25%) of the voting share capital (or equivalent equity ownership) or by contract and the term “Controlled” shall be construed accordingly.

“Person” means an individual, group or entity that is allowed by law to take legal action.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“Subsidiary of LATAM” means: (a) any company whose accounts are consolidated with the accounts of LATAM in accordance with the accounting principles of IFRS (or any successor thereto), or of any other accounting standards generally accepted in the State of Incorporation; and/or (b) an entity of which more than twenty five percent (25%) of the voting share capital (or equivalent equity ownership) of which is owned, directly or indirectly, by LATAM.

For the avoidance of doubt, the LATAM Operators currently include:

•	LAN CARGO S.A.

•	TRANSPORTE AEREO S.A.

•	ABSA—AEROLINHAS BRASILEIRAS S.A., AGENCIA EN CHILE

•	AEROTRANSPORTES MAS DE CARGA S.A. DE C.V. AGENCIA EN CHILE

•	AEROLANE LINEAS AEREAS NACIONALES DEL ECUADOR S.A., AGENCIA EN CHILE

•	LAN PERU S.A.

•	LAN ARGENTINA S.A.

•	AEROVIAS DE INTEGRACION REGIONAL S.A.—AIRES S.A., AGENCIA EN CHILE

•	LINEA AEREA CARGUERA DE COLOMBIA S.A. AGENCIA EN CHILE

•	TAM LINHAS AEREAS S.A.

•	TRANSPORTES AÉREOS DEL MERCOSUR S.A.

For those subsequent operators which do not come under the above definition of “LATAM Operator”, LATAM may request to add such operators as a LATAM Operator and Pratt & Whitney in good faith may consider to add such operators as a LATAM Operator.

“LIBOR” means the London Interbank Offered Rate.

“Life Limit” means the maximum allowable total parts time and/or total parts cycles for specific Parts, including re-operation if applicable, as established by Pratt & Whitney and the applicable Aviation Authority. Life Limits are published in the Airworthiness Limitations section of the applicable Instructions for Continued Airworthiness (which is defined in Chapter 5 of the Engine manual).

“LLPs” means those rotating Parts which have Life Limit as identified in Attachment 6 to Appendix 5.

“LLP Build Standard(s)” means [* * *].

“Miscellaneous Shop Visit” shall mean [* * *].

“Missing Part” means [* * *].

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“Non-Negligent FOD” means [* * *].

“Non-Qualified Event(s)” means those events set forth in Article 5.6 of Appendix 5.

“Non-Qualifying Shop Visit” shall mean a shop visit due to a Non-Qualified Event.

“On Watch” shall mean [* * *].

“Option Aircraft” means the up to one hundred (100) new option A320neo Family Aircraft, which may be ordered by, and delivered to, LATAM by December 31, 2027 and which may be powered by the PW1100G-JM engines.

“Option Engines” shall have the meaning given to it in Article 4.2 of Appendix 5.

“Option Spare Engines” means the up to fourteen (14) new spare Engines to be delivered to and ordered by LATAM to support the Option Aircraft and meet the Spare Engine Ratio required in accordance with Article 2.7 (if the Option Aircraft are powered by the PW1100G-JM engines).

“Optional Equipment” means any item in the Engine Specification identified under the Optional Equipment section.

“P&W Shipping Stand” means a new shipping stand purchased from Pratt & Whitney by LATAM, suitable for road shipment of spare PW1100G-JM engines.

“Production Approval Holder” means an entity holding a production certificate issued under the authority of the FAA or (if applicable) EASA.

“Parts” means [* * *].

“Party” shall mean either Pratt & Whitney or LATAM (or Customer, as the case may be), collectively, the Parties.

“Period of the Plan” means the applicable term of guarantee coverage for each respective Guarantee Plan.

“PMA” or “Parts Manufacturer Approval” means the authority granted by the FAA to manufacture parts for installation in type-certificated products.

“Pratt & Whitney” is United Technologies International Corporation, a corporation organized and existing under the laws of Delaware, United States of America, acting through its Pratt & Whitney Division, which has an office located at 400 Main Street, East Hartford, Connecticut 06118 USA.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“Pratt & Whitney Network” means Pratt & Whitney’s designated network of maintenance, repair, and/or overhaul facilities, including subcontractors and service providers designated by Pratt & Whitney. LATAM may, based on reasonable grounds, nominate a facility as a preferred facility and/or request the use of an alternative designated facility, subject to Pratt & Whitney’s approval, such approval not to be unreasonably withheld.

“Pratt & Whitney Network Facility” means a maintenance, repair, and/or overhaul facility within the Pratt & Whitney Network.

“Pratt & Whitney Recommendation(s)” means a reasonable written recommendation issued by Pratt & Whitney, which shall not contravene the AMM.

“Primary Part” mean a Part identified as a “Primary Part” in Part 1, Section 2, Article 5 of the Engine Warranty and Service Policy.

“Product Support Plan” means the Product Support Plan for First-Generation Owners/Operators Acquiring New Pratt & Whitney PurePower® PW1100G-JM Engines, attached as Appendix 6.

“Program Manager” has the meaning set forth in Appendix 5, Article 5.7.3.

“FMP Specific Conditions” are the operating conditions set forth in Attachment 1 to Appendix 5.

“PWEL” means Pratt & Whitney Engine Leasing, LLC, a Pratt & Whitney Affiliate, which provides spare engine lease support.

“Qualifying Performance Restoration Shop Visit” means [* * *].

“Reliability Service Bulletins” means [* * *].

“Restoration Shop Visit” or “RSV” means [* * *].

“SB” means a Pratt & Whitney-issued Engine service bulletin.

“Scrapped LLP” means [* * *].

“Shop Visit” means a FMP Eligible Engine which has been removed and inducted into a Pratt & Whitney Facility and the separation of one or more major mating engine flanges and/or the removal of a disk, hub, or spool is performed on such FMP Eligible Engine.

“Spare Engine” means either a Firm Spare Engine or an Option Spare Engine, as appropriate.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“Spare Engine Credit” means the credit provided by Pratt & Whitney to LATAM as described in Article 4.2 of this Agreement.

“Spare Engine Ratio” means the number of Spare Engines divided by the number of installed Engines.

“Spare Parts and Tooling Credit” means the credit provided by Pratt & Whitney to LATAM as described in Article 4.3 of this Agreement.

“Standard Equipment” means any item identified in the Standard Equipment section in the Engine Specification.

“State of Registration” means the country in which an Aircraft is registered.

“T&M Rates and Charges” are those rates and charges contained in Attachment 1, and Attachment 3 to Appendix 5 for maintenance services not covered under the FMP Rate.

“Type Certificate Holder” means an entity holding a type certificate issued under the authority of the FAA or (if applicable) EASA.

“Target Life Limit” means the LLP target lives set forth in Attachment 4.

“Terms and Conditions” means the Standard Terms and Conditions of Sale of Goods and Services attached hereto as Appendix 22.

“Unit Base Price” means the respective Spare Engine unit base price set forth in Article 5., expressed in United States Dollars for a January 2013 delivery.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

APPENDIX 2

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

AIRCRAFT AND SPARE ENGINE DELIVERY SCHEDULE

FIRM NEO AIRCRAFT
RANK	AIRCRAFT MODEL	QUANTITY OF AIRCRAFT	ENGINE MODEL	DELIVERY DATE
1	[* * *]	1	[* * *]	[* * *]
2	[* * *]	1	[* * *]	[* * *]
3	[* * *]	1	[* * *]	[* * *]
4	[* * *]	1	[* * *]	[* * *]
5	[* * *]	1	[* * *]	[* * *]
6	[* * *]	1	[* * *]	[* * *]
7	[* * *]	1	[* * *]	[* * *]
8	[* * *]	1	[* * *]	[* * *]
9	[* * *]	1	[* * *]	[* * *]
10	[* * *]	1	[* * *]	[* * *]
11	[* * *]	1	[* * *]	[* * *]
12	[* * *]	1	[* * *]	[* * *]

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13	[* * *]	1	[* * *]	[* * *]
14	[* * *]	1	[* * *]	[* * *]
15	[* * *]	1	[* * *]	[* * *]
16	[* * *]	1	[* * *]	[* * *]
17	[* * *]	1	[* * *]	[* * *]
18	[* * *]	1	[* * *]	[* * *]
19	[* * *]	1	[* * *]	[* * *]
20	[* * *]	1	[* * *]	[* * *]
21	[* * *]	1	[* * *]	[* * *]
22	[* * *]	1	[* * *]	[* * *]
23	[* * *]	1	[* * *]	[* * *]
24	[* * *]	1	[* * *]	[* * *]
25	[* * *]	1	[* * *]	[* * *]
26	[* * *]	1	[* * *]	[* * *]
27	[* * *]	1	[* * *]	[* * *]
28	[* * *]	1	[* * *]	[* * *]
29	[* * *]	1	[* * *]	[* * *]
30	[* * *]	1	[* * *]	[* * *]
31	[* * *]	1	[* * *]	[* * *]
32	[* * *]	1	[* * *]	[* * *]
33	[* * *]	1	[* * *]	[* * *]
34	[* * *]	1	[* * *]	[* * *]
35	[* * *]	1	[* * *]	[* * *]

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

36	[* * *]	1	[* * *]	[* * *]
37	[* * *]	1	[* * *]	[* * *]
38	[* * *]	1	[* * *]	[* * *]
39	[* * *]	1	[* * *]	[* * *]
40	[* * *]	1	[* * *]	[* * *]
41	[* * *]	1	[* * *]	[* * *]
42	[* * *]	1	[* * *]	[* * *]

FIRM PW1100G-JM SPARE ENGINES [* * *]
RANK	QUANTITY OF ENGINES	ENGINE MODEL	DELIVERY DATE
1	1	[* * *]	[* * *]
2	1	[* * *]	[* * *]
3	1	[* * *]	[* * *]
4	1	[* * *]	[* * *]
5	1	[* * *]	[* * *]
6	1	[* * *]	[* * *]
7	1	[* * *]	[* * *]
8	1	[* * *]	[* * *]
9	1	[***]	[* * *]

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

APPENDIX 3

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

PW1100G-JM ENGINE SPECIFICATION

[* * *]

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

APPENDIX 4

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

PW1100G-JM ENGINE PRICE ESCALATION FORMULA

[* * *]

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EXHIBIT 4.36

APPENDIX 4B

PW1100G-JM ENGINE PRICE ESCALATION CAPPING EXAMPLE

NEB YOY Escalation Cap - Example

	Jan 2013	Jan 2014	Jan 2015	Jan 2016	Jan 2017	Jan 2018	Jan 2019	Jan 2020	Jan 2021	Jan 2022
1 Actual Escalation—Year-over-Year	0.00%	4.50%	4.75%	2.00%	9.00%	4.00%	1.00%	7.00%	3.50%	3.50%
2 Actual Escalation—Compounded	0.00%	4.50%	9.46%	11.65%	21.70%	26.57%	27.84%	36.78%	41.57%	46.53%
3 Escalation Cap—Yr over Yr	0.00%	2.85%	2.85%	2.85%	2.85%	2.85%	2.85%	2.85%	2.85%	2.85%
4 Hyper—Yr over Yr	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%
5 Hyperinflation clause triggered					Yes			Yes
6 Hyperinflation Escalation cap adjustment	0.00%	0.00%	0.00%	0.00%	1.50%	0.00%	0.00%	0.50%	0.00%	0.00%
7 Hyperinflation adjusted Year-over-year Escalation Cap Rate	0.00%	2.85%	2.85%	2.85%	4.35%	2.85%	2.85%	3.35%	2.85%	2.85%
8 Applied Escalation—Yr over Yr	0.00%	2.85%	2.85%	2.00%	4.35%	2.85%	1.00%	3.35%	2.85%	2.85%
9 Applied Escalation—Compounding	0.00%	2.85%	5.78%	7.90%	12.59%	15.80%	16.96%	20.88%	24.32%	27.86%

1	Can be modified for example purposes; this represents the year-over-year actual escalation produced by the escalation equation
2	Compounded actual escalation; this would be the escalation applied if no cap existed (reference 1 compounded)
3	Escalation cap yearly base rate (without hyperinflation adjustment)
4	Hyperinflation value; evaluated on a year-over-year basis; triggered when the year-over-year actual escalation exceeds 6.0%
5	Indicates when the hyperinflation clause is triggered due to year-over-year actual escalation exceeding 6.0%
6	This is the shared portion of the yr-over-yr actual escalation hyperinflation exceedance (50% of the yr-over-yr actual escalation above 6.0%) (compares 6 reference 1 and reference 4)
7	Escalation cap yearly rate after hyperinflation adjustment (adds reference 6 to reference 3)
8	The resultant applied escalation on a year-over-year basis (compares reference 1 and reference 7)
9	Represents the compounded escalation that will be applied to the 2013 price after applying the cap - THIS IS THE RESULTANT ESCALATION APPLIED

[* * *].

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXHIBIT 4.36

APPENDIX 5

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

PURESOLUTIONSM FLEET MANAGEMENT PROGRAM

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1.	DEFINITIONS	4

2.	PURCHASE OBLIGATIONS	5

3.	[***]

4.	FINANCIAL ASSISTANCE	7

5.	UNIT BASE PRICES	9

6.	ESCALATION	10

7.	PRATT & WHITNEY NETWORK EXCLUSIVITY	11

8.	GUARANTEE PLANS AND TECHNICAL SUPPORT	11

9.	REIMBURSEMENT	11

10.	CERTIFICATION	13

11.	[***]	13

12.	[***]	13

13.	POST-FMP ENGINE HEALTH MONITORING COVERAGE	13

14.	TERMS AND CONDITIONS	14

15.	NOTICES	15

16.	[***]	16

17.	[***]	16

18.	ENTIRE AGREEMENT	16

19.	PARTICIPATION OF PARTIES	16

	[* * *] [* * *] [* * *] [* * *] [* * *] [* * *] [* * *] [* * *]

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1.	[* * *]

[* * *].

2.	[* * *]

[* * *].

3.	[* * *]

3.1	[* * *].

3.2	[* * *].

3.3	[* * *].

3.4	[* * *].

3.5	[* * *].

3.6	[* * *].

3.7	[* * *].

4.	[* * *]

4.1	[* * *].

4.2	[* * *].

5.	[* * *]

5.1	[* * *].

5.2	[* * *].

5.3	[* * *].

5.4	[* * *].

5.5	[* * *].

5.6	[* * *].

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5.7	[* * *].

5.8	[* * *].

5.9	[* * *].

5.10	[* * *].

5.11	[* * *].

5.12	[* * *].

5.13	[* * *].

5.14	[* * *].

5.15	[* * *].

5.16	[* * *].

5.17	[* * *].

6.	[* * *]

6.1	[* * *].

7.	[* * *]

7.1	[* * *].

7.2	[* * *].

7.3	[* * *].

7.4	[* * *].

7.5	[* * *].

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8.	[* * *]

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ATTACHMENT 1

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ATTACHMENT 2

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ATTACHMENT 4

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Target Lives and Estimated Prices

	A319/24K	A320/27K		A321/33K
$/cy	$100.98	$108.03		$129.68
Target Lives and Estimated Prices*
Group A (12,000cy)	n/a	n/a		$475K (8 parts	)
Group B (16,000cy)	n/a	$315K (4 parts	)	$360K (4 parts	)
Group C (25,000cy)	$2.52m	$2.20m		$1.69m
Full Set	$2.52m

*	- 2013$, for budgetary & planning purposes

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ATTACHMENT 5

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ATTACHMENT 6

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Part Number	Description	Qty per engine	MTBUR Guarantee (FH)
TBD	Air/Oil Cooler (AOC) Ejector Valve #1	1	30,000
TBD	Air/Oil Cooler (AOC) Ejector Valve #2	1	30,000
TBD	Air/Oil Cooler (AOC) Ejector Valve #1 Solenoid	1	25,000
TBD	Air/Oil Cooler (AOC) Ejector Valve #2 Solenoid	1	25,000
TBD	Buffer Air Shutoff Valve (BASOV)	1	62,400
TBD	Buffer Air Check Valve (BACV)	1	80,000
TBD	Starter Air Valve (SAV)	1	27,300
TBD	Starter—Air Turbine Starter (ATS)	1	20,000
TBD	HPC Bleed Valve	1	64,000
TBD	Buffer Air Valve Solenoid	1	30,000
TBD	ECS—Intermediate Pressure Check Valve (IPCV)	1	20,000
TBD	Permanent Magnet Alternator (PMA)	1	32,000
TBD	Ignition Lead	2	40,000
TBD	Ignition Excitor	1	32,000
TBD	Wiring Harness (WF01)	1	100,000
TBD	Wiring Harness (WF02)	1	100,000
TBD	Wiring Harness (W03)	1	100,000
TBD	Wiring Harness (W04)	1	100,000
TBD	Wiring Harness (WF06)	1	100,000
TBD	Wiring Harness (WF07)	1	100,000
TBD	Wiring Harness (WC08)	1	100,000
TBD	Wiring Harness (WC10)	1	100,000
TBD	Wiring Harness (WC11)	1	100,000
TBD	Wiring Harness (WF20)	1	100,000
TBD	EEC Ground Strap	1	N/A
TBD	PHMU Ground Strap	1	N/A
TBD	EEC—Electronic Engine Control	1	15,000
TBD	PHMU—Prognostics & Health Monitoring Unit (PHMU)	1	15,000
TBD	Data Storage Unit (DSU)	1	24,000
TBD	HPC Stator Vane Master Actuator	1	30,000
TBD	HPC Stator Vane Slave Actuator	1	30,000
TBD	LPC Stator Vane Actuator	1	30,000
TBD	LPC 2.5 Bleed Actuator	1	30,000
TBD	Fuel Divider Valve (FDV)	1	50,000
TBD	Ecology Tank	1	100,000
TBD	Ecology Pump	1	100,000
TBD	IFPC—Integrated Fuel Pump & Control	1	20,000
TBD	Active Clearance Control Valve & Actuator (ACCV)	1	25,500

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Part Number	Description	Qty per engine	MTBUR Guarantee (FH)
TBD	Fuel Return to Tank (RTT) Valve	1	50,000
TBD	Fuel Filter Bowl (Housing)	1	20,000
TBD	Fuel Filter Bypass Valve	1	20,000
TBD	Buffer Air Cooler (BAC)	1	33,000
TBD	Air/Oil Cooler (AOC)	1	16,000
TBD	Engine FOC (Fuel/Oil Cooler)	1	16,000
TBD	Generator FOC (Fuel/Oil Cooler)	1	20,000
TBD	Generator OOC (Oil/Oil Cooler)	1	20,000
TBD	Active Oil Damping Valve (AODV)	1	30,000
TBD	Engine FOCBV (Fuel/Oil Cooler Bypass Valve)	1	20,000
TBD	Variable Oil Reduction Valve (VORV)/ Journal Oil Shuttle Valve (JOSV)	1	25,000
TBD	Lube Trim Check Valve	1	55,000
TBD	T3 Sensor	1	18,000
TBD	Fuel Flow Meter (FFM)	1	30,000
TBD	N2 Speed Sensor	1	100,000
TBD	Oil Debris Monitor (ODM) Sensor	1	42,000
TBD	EGT Probe	4	20,000
TBD	EGT Harness	1	18,000
TBD	Buffer Air Temperature (BAT) Sensor	1	30,000
TBD	Low Oil Pressure (LOP) Switch	1	85,000
TBD	N1 Speed Sensor	1	60,000
TBD	Generator FOC Fuel Delta P Sensor	1	50,000
TBD	P2.5/T2.5 Sensor	1	40,000
TBD	Oil Level Sensor (OLS)	1	40,000
TBD	Fan Speed Sensor (NF)	1	120,000
TBD	TCore—Core Nacelle Temperature Sensor	1	24,000
TBD	Fuel Filter Delta P (FFDP) Sensor	1	50,000
TBD	Main Oil Pressure (MOP) Sensor	1	50,000
TBD	T2 Sensor	1	60,000
TBD	Oil Filter Delta Pressure (OFDP) Sensor	1	50,000
TBD	PB - Burner Pressure Sensor	1	30,000
TBD	Main Oil Temperature (MOT) Sensor	1	35,000
TBD	Vibe Sensor—N1 (MTF)	1	90,000
TBD	Vibe Sensor—N2 (E-Flange)	1	70,000
TBD	HPC Bleed Pressure Sensor	1	20,000
TBD	Auxillary Oil Pressure (AOP) Sensor	1	50,000
TBD	Air/Oil Cooler (AOC) Ejector Pressure Sensor	1	72,000

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ATTACHMENT 7

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ATTACHMENT 7A

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ATTACHMENT 7B

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ATTACHMENT 7C

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ATTACHMENT 8

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APPENDIX 6

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

PW1100G-JM ENGINE PRODUCT SUPPORT PLAN

Attached

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APPENDIX 7

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

WARRANTIES AND SERVICE POLICIES FOR THE PW1100G-JM ENGINE

Attached

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APPENDIX 8

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

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APPENDIX 9

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

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APPENDIX 10

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APPENDIX 11

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ATTACHMENT 1 OF APPENDIX 11

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APPENDIX 12

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APPENDIX 13

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APPENDIX 14

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APPENDIX 15

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APPENDIX 16

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APPENDIX 17

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APPENDIX 18

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APPENDIX 19

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APPENDIX 20

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APPENDIX 21

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APPENDIX 22

PUREPOWER® PW1100G-JM ENGINE SUPPORT AND MAINTENANCE AGREEMENT

[* * *]

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